HERCULES NORTH AMERICAN GROWTH AND INCOME FUND
                          HERCULES EUROPEAN VALUE FUND
                        HERCULES PACIFIC BASIN VALUE FUND
                       HERCULES LATIN AMERICAN VALUE FUND
                            HERCULES WORLD BOND FUND

                                    SERIES OF

                               HERCULES FUNDS INC.

                      Supplement dated January 26, 1996 to
                         Prospectus dated July 26, 1995


The section of the prospectus on page 45 entitled "Redemption of Shares -- Contingent Deferred Sales Charge" is amended by adding the following paragraph:

         American Government Term Trust Inc. ("AGT"), a closed-end fund which was managed by the Adviser, recently dissolved and distributed its net assets to shareholders. Former AGT shareholders may invest the distributions received by them in connection with such dissolution in shares of the Fund and no CDSC will be imposed when such shares are redeemed. (Any such sales are subject to the eligibility of Fund share purchases in the shareholder's state as well as the minimum investment requirements and other applicable terms set forth in this Prospectus.)